UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/31/2008

CV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21643

Delaware	43-1570294
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3172 Porter Drive, Palo Alto, CA 94304
(Address of principal executive offices, including zip code)

650-384-8500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 31, 2008, we publicly disseminated a press release announcing that ranolazine significantly (p less than 0.001) shortened the QT interval of patients with a hereditary form of long QT syndrome called LQT3, which is caused by a genetic mutation in the late sodium channel and can be associated with heart rhythm problems, including sudden death. Ranolazine also shortened cardiac relaxation time in the study.

The data were presented at the American College of Cardiology 57th Annual Scientific Session in Chicago by Arthur Moss, MD, professor of medicine (cardiology) and director of the heart research follow-up program at the University of Rochester Medical School.

The foregoing description is qualified in its entirety by reference to our press release dated March 31, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On March 31, 2008, we publicly disseminated a press release announcing that preclinical research presented at the American College of Cardiology 57th Annual Scientific Session in Chicago showed that ranolazine increased glucose-stimulated insulin secretion (GSIS) in pancreatic islets isolated from animals and humans.

The foregoing description is qualified in its entirety by reference to our press release dated March 31, 2008, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On April 1, 2008, we publicly disseminated a press release announcing that new data presented at the 57th Annual Scientific Sessions of the American College of Cardiology shows that Ranexa(R) (ranolazine extended release tablets) significantly reduced the risk of recurrent ischemia (p=0.002), worsening angina (p=0.048) and intensification of antianginal therapy (p=0.009) in angina patients (n=3,565) in the MERLIN-TIMI 36 study. Additionally, the new data shows that Ranexa significantly improved all measures of exercise performance compared to placebo, including reductions in the time to onset of angina (p=0.002) and time to the onset of 1 mm ST segment depression (p=0.002), a signal of ischemia, in these MERLIN-TIMI 36 angina patients.

The foregoing description is qualified in its entirety by reference to our press release dated April 1, 2008, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

*****

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release dated March 31, 2008.

99.2 Press Release dated March 31, 2008.

99.3 Press Release dated April 1, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV THERAPEUTICS, INC.

Date: April 02, 2008	By:	/s/ TRICIA BORGA SUVARI
TRICIA BORGA SUVARI
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated March 31, 2008.
EX-99.2	Press Release dated March 31, 2008.
EX-99.3	Press Release dated April 1, 2008.